SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : January 13, 2003

                        Commission File No. 000-30794


                    INTEGRATED PERFORMANCE SYSTEMS, INC..
 ----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            New York                                    11-3042779
 -------------------------------            ---------------------------------
 (State or other jurisdiction of            (IRS Employer Identification No.)
 incorporation or organization)


                    10501 FM 720 East, Friso, Texas 75035
 ----------------------------------------------------------------------------
                   (Address of principal executive offices)

                                (972) 381-1212
                    --------------------------------------
                          (Issuer  telephone number)

                                Not applicable
                           Former Name and Address

 Item 4.   Changes in Registrant's Certifying Accountant.

    On January 13, 2003, the client-auditor relationship between Integrated Perfromance Systems, Inc. (the "Company") and Travis, Wolff & Company, L.L.P ("Travis") ceased as Travis was dismissed as the Company's auditor.

    To the knowledge of the Company's current Board of Directors, Travis' report of the financial statements of the Registrant for the fiscal years ended November 30, 2001 and 2000 and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for the Compny's ability to continue as a going concern.

    During the audit  of the Company's financial   statements for the  fiscal
 years ended November 30, 2001 and 2000 and any subsequent interim period through the date of dismissal, Travis did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

    The financial statements reported on by Travis were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except for the Company's ability to continue as a going concern, during the past two fiscal years, and the interim periods through August 31, 2002;

 The decision to change accountants was approved by the Registrant's Board of Directors; and

 There were no disagreements related to accounting principles or practices auditing scope or procedure during the past two fiscal years and the interim period throughAugust 31, 2002.

    On January 13, 2003, the Registrant engaged Malone & Bailey, PLLC, as its independent accountant for the year ended November 30, 2002. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, PLLC, the Company did not consult with Malone & Bailey, PLLC regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey, PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey, PLLC did not furnish a letter to the Commission.

    The Company has requested that Travis review the disclosure and Travis has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

 c) Exhibits:

      16.1 Letter from TRAVIS, WOLFF & COMPANY, L.L.P.


                                  Signatures

 Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Integrated Performance Systems, Inc..

 January 13, 2003
 /s/ D. Ronald Allen
 -------------------
 D. Ronald Allen
 Chief Executive Officer and Chief Financial Officer